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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2005


                                 BELDEN CDT INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Delaware                   001-12561               36-3601505
             --------                   ---------               ----------
 (State or other jurisdiction of       (Commission           (I.R.S. Employer
          incorporation)               File Number)         Identification No.)



                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105
          -------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (314) 854-8000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 30, 2005, the Compensation Committee ("Compensation Committee") of the Board of Directors of Belden CDT Inc. (the "Company") approved the following actions with regard to the compensation of the executive officers who will be named in the Summary Compensation Table of the Company's 2005 Proxy Statement (the "Named Executive Officers"):

         AMENDMENT TO THE BELDEN CDT INC. ANNUAL CASH INCENTIVE PLAN

         The Compensation Committee approved certain changes to the Belden CDT Inc. Annual Cash Incentive Plan. A summary of such plan, as revised, is attached as Exhibit 10.1 hereto and is hereby incorporated by reference.

         GRANT OF STOCK OPTIONS

         The Compensation Committee approved the grant of the following stock options on March 30, 2005 to the Named Executive Officers under the Belden Inc. 2003 Long-Term Incentive Plan (the "Stock Plan"): C. Baker Cunningham - 120,000 options; Richard K. Reece - 23,000 options; Robert W. Matz - 23,000 options; D. Larrie Rose - 23,000 options; and Kevin L. Bloomfield - 20,000 options. The options were issued with an exercise price equal to the average of the high and low price of Belden CDT Inc. stock on March 30, 2005 ($22.66). The exercise of one-third of the shares is permitted on the first, second and third anniversaries of the grant date. The options expire ten years after the grant date. The options were granted pursuant to the terms of the Stock Plan. The Stock Plan is included as Exhibit 10.2 to this Report and is hereby incorporated by reference.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits.

     10.1  Belden CDT Inc. Annual Cash Incentive Plan (Summary)

     10.2 Belden Inc. 2003 Long-Term Incentive Plan (incorporated by reference to Exhibit 4.6 to Belden Inc.'s Registration Statement on Form S-8, File Number 333-107241, filed on July 22, 2003)



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BELDEN CDT INC.


Date:  April 5, 2005               By: /s/ Kevin L. Bloomfield
                                       -----------------------
                                       Vice President, Secretary and
                                       General Counsel